                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No.   )

    Filed by the Registrant                          / /
    Filed by a Party other than the Registrant         / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                            VALENTIS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1.  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2.  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4.  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5.  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     6.  Amount Previously Paid:
         -----------------------------------------------------------------------
     7.  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     8.  Filing Party:
         -----------------------------------------------------------------------
     9.  Date Filed:
         -----------------------------------------------------------------------

                                 VALENTIS, INC.
                                863A MITTEN ROAD
                          BURLINGAME, CALIFORNIA 94010

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 30, 1999

                            ------------------------

To the Stockholders of

  VALENTIS, INC.:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of VALENTIS, INC., a Delaware corporation (the "Company"), will be held on Friday, July 30, 1999, at 10:00 a.m. local time at the offices of the Company, 863A Mitten Road, Burlingame, California 94010 for the following purpose:

    1. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock from 30,000,000 to 45,000,000.

    2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on June 24, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Patrick A. Pohlen
                                          Patrick A. Pohlen
                                          SECRETARY

Burlingame, California
June 28, 1999

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                 VALENTIS, INC.
                                863A MITTEN ROAD
                          BURLINGAME, CALIFORNIA 94010

                            ------------------------

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                 JULY 30, 1999

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Valentis, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on July 30, 1999, at 10:00 a.m. local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the offices of the Company, 863A Mitten Road, Burlingame, California 94010. The Company intends to mail this proxy statement and accompanying proxy card on or about June 28, 1999, to all stockholders entitled to vote at the Special Meeting.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on June 24, 1999 will be entitled to notice of and to vote at the Special Meeting. At the close of business on June 24, 1999, the Company had outstanding and entitled to vote 22,071,642 shares of Common Stock.

    Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. With respect to Proposal 1, abstentions and broker non-votes will have the same effect as negative votes.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 863A Mitten Road, Burlingame, California 94010, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company not later than June 30, 1999, in order to be included in the proxy statement and proxy relating to that Annual Meeting. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1
                       APPROVAL OF INCREASE IN NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

    The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 30,000,000 shares to 45,000,000 shares.

    The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

    In addition to the 22,070,803 shares of Common Stock outstanding at April 30, 1999, the Board of Directors has reserved 3,920,483 shares for issuance upon exercise of options and rights granted under the Company's stock option and stock purchase plans, and 76,133 shares of Common Stock which may be issued upon exercise of warrants currently outstanding.

    The Board of Directors desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the company's business or product lines through the acquisition of other businesses or products.

    The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could adopt a "poison pill" which would, under certain circumstances related to an acquisition of shares not approved by the Board of Directors, give certain holders the right to acquire additional shares of Common Stock at a low price, or the Board of Directors could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock, will be required to approve this amendment to the Company's Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 1.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of April 30, 1999 by: (i) each director; (ii) all individuals who have served as the Company's Chief Executive Officer during the fiscal year ended June 30, 1998; (iii) the Company's other most highly compensated executive officers as of June 30, 1998; (iv) all executive officers and directors of the Company as a group; and (v) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                        BENEFICIAL OWNERSHIP (1)
                                                                        ------------------------
                                                                        NUMBER OF    PERCENT OF
BENEFICIAL OWNER                                                          SHARES        TOTAL
----------------------------------------------------------------------  ----------   -----------
Entities affiliated with Roche Holding Ltd(2).........................   1,713,665        7.76%
  Grenzacherstrasse 124, CH-4070
  Basel, Switzerland

Benjamin F. McGraw, III, Pharm.D.(3)..................................     406,703        1.84

Frank J. Caufield(4)..................................................     340,289        1.54

Patrick G. Enright(5).................................................     199,499           *

Russell C. Hirsch, M.D., Ph.D.(6).....................................       6,633           *

Raju Kucherlapati, Ph.D.(7)...........................................      25,832           *

Rodney Pearlman(8)....................................................     131,811           *

Arthur M. Pappas......................................................       3,997           *

Bert W. O'Malley, M.D.(9).............................................      73,543           *

Stanley T. Crooke, M.D., Ph.D.(10)....................................      23,808           *

All executive officers and directors as a group (11 persons)(11)......   1,233,781        5.65

------------------------

   * Less than one percent.

 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G if any filed with the Securities and Exchange Commission (the SEC). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 22,070,803 shares outstanding on April 30, 1999, adjusted as required by rules promulgated by the SEC.

 (2) Includes 611,785 shares and 1,101,880 shares of Common Stock beneficially held by Syntex Corporation ("Syntex") and Corange International Limited ("Corange"), respectively. Syntex and Corange are affiliates of Roche Holding Ltd, a Swiss corporation.

 (3) Includes 373,333 shares Dr. McGraw acquired pursuant to the exercise of stock options, 37,848 of which will be subject to repurchase by the Company as of June 29, 1999.

 (4) Includes 5,000 shares Mr. Caufield has the right to acquire pursuant to outstanding options exercisable within 60 days.

 (5) Includes 2,000 shares held by Enright Capital Advisors, an investment partnership of which Mr. Enright is a partner. Mr. Enright disclaims beneficial ownership of all such shares owned by the foregoing partnership except to the extent of his proportionate pecuniary interest therein. Also includes 85,000 shares Mr. Enright has the right to acquire pursuant to outstanding options exercisable within 60 days.

 (6) Includes 5,000 shares Dr. Hirsch has the right to acquire pursuant to outstanding options exercisable within 60 days.

 (7) Includes 25,832 shares Dr. Kucherlapati has the right to acquire pursuant to outstanding options exercisable within 60 days.

 (8) Includes 112,499 shares Dr. Pearlman acquired pursuant to the exercise of stock options, 4,254 of which will be subject to repurchase by the Company as of June 29, 1999. Also includes 14,062 shares Dr. Pearlman has the right to acquire pursuant to outstanding options exercisable within 60 days.

 (9) Includes 39,629 shares Dr. O'Malley has the right to acquire pursuant to outstanding options exercisable within 60 days.

 (10) Includes 13,204 shares Dr. Crooke has the right to acquire pursuant to outstanding options exercisable within 60 days.

 (11) Includes 209,393 shares subject to options exercisable within 60 days.

CERTAIN TRANSACTIONS

    The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages. Judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Bylaws.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Patrick A. Pohlen
                                          Patrick A. Pohlen
                                          SECRETARY

June 28, 1999

                                   DETACH HERE

                                 VALENTIS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 30, 1999

     The undersigned hereby appoints BENNET L. WEINTRAUB and PATRICK A. POHLEN, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock of Valentis, Inc. (the "Company") which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held at the Company's offices at 863A Mitten Road, Burlingame, California 94010, on Friday, July 30, 1999 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 1.

PROPOSAL 1:    To approve an amendment to the Company's Amended and Restated
               Certificate of Incorporation to increase the authorized number of shares of common stock from 30,000,000 to 45,000,000 shares.

       / / FOR                      / / AGAINST               / / ABSTAIN

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

DATED:
       -----------------------------   -----------------------------------------


                                       -----------------------------------------
                                                       SIGNATURE(S)

                                       PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                       HEREON. IF THE STOCK IS REGISTERED IN
                                       THE NAMES OF TWO OR MORE PERSONS, EACH
                                       SHOULD SIGN. EXECUTORS, ADMINISTRATORS,
                                       TRUSTEES, GUARDIANS AND
                                       ATTORNEYS-IN-FACT SHOULD ADD THEIR
                                       TITLES. IF SIGNER IS A CORPORATION,
                                       PLEASE GIVE FULL CORPORATE NAME AND HAVE
                                       A DULY AUTHORIZED OFFICER SIGN, STATING
                                       TITLE. IF SIGNER IS A PARTNERSHIP,
                                       PLEASE SIGN IN PARTNERSHIP NAME BY
                                       AUTHORIZED PERSON.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.